10f-3 Transactions Summary*
* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund
High Income Fund
Security
CBS Corp
EIMCO

Transaction Date
5/8/2009
Cost
440000
Offering Purchase
0.11%
Broker
JP Morgan Securities
Underwriting Syndicate Members
JP Morgan Securities
Wachovia
UBS
Citi

Fund
High Income Fund
Security
Range Resources Corp 8 05/15/2019
Advisor
EIMCO
Transaction Date
5/11/2009
Cost
440000
Offering Purchase
0.014%
Broker
JP Morgan Securities
Underwriting Syndicate Members
JP Morgan Securities
Wachovia
Bank of America


Fund
High Income Fund
Security
Sempra Energy
Advisor
EIMCO
Transaction Date
5/12/2009
Cost
770000
Offering Purchase
0.10%
Broker
Salomon
Underwriting Syndicate Members
Salomon
Wachovia
Citi
Deutsche Bank Securities


Fund
High Income Fund
Security
EQT Corp
Advisor
EIMCO
Transaction Date
5/13/2009
Cost
535000
Offering Purchase
0.076%
Broker
Bank of America
Underwriting Syndicate Members
Bank of America
Wachovia
Barclays Capital
Citi




Fund
High Income Fund
Security
MGM Mirage Inc 10 .375
Advisor
EIMCO
Transaction Date
5/14/2009
Cost
130000
Offering Purchase
0.020%
Broker
Bank of America
Underwriting Syndicate Members
Bank of America
Wachovia
Barclays Capital
Citi
RBS



Fund
High Income Fund
Security
MGM Mirage Inc 11 .125
Advisor
EIMCO
Transaction Date
5/14/2009
Cost
790000
Offering Purchase
0.121%
Broker
Bank of America
Underwriting Syndicate Members
Bank of America
Wachovia

Fund
High Income Fund
Security
Speedway Motorsports Inc
Advisor
EIMCO
Transaction Date
5/14/2009
Cost
830000
Offering Purchase
0.301%
Broker
Bank of America
Underwriting Syndicate Members
Bank of America
Wachovia
JP Morgan Securities





Fund
High Income Fund
Security
Corrections Corp of America
Advisor
EIMCO
Transaction Date
5/19/2009
Cost
1285000
Offering Purchase
0.276%
Broker
JP Morgan Securities
Underwriting Syndicate Members
JP Morgan Securities
Wachovia
Bank of America





Fund
High Income Fund
Security
Apria Healthcare Group Inc
Advisor
EIMCO
Transaction Date
5/21/2009
Cost
670000
Offering Purchase
0.095%
Broker
Bank of America
Underwriting Syndicate Members
Bank of America
Wachovia
Barclays

Fund
High Income Fund
Security
Allegheny Technology 9.375 06/01/2019
Advisor
EIMCO
Transaction Date
5/27/2009
Cost
2585000
Offering Purchase
0.738%
Broker
Salomon
Underwriting Syndicate Members
Salomon
Wachovia
Citi


Fund
High Income Fund
Security
Pride International 8.5 06/15/2019
Advisor
EIMCO
Transaction Date
5/28/2009
Cost
1290000
Offering Purchase
0.025%
Broker
Goldman Sachs
Underwriting Syndicate Members
Goldman Sachs
Wachovia
Citi


Fund
High Income Fund
Security
Interface Inc
Advisor
EIMCO
Transaction Date
6/1/2009
Cost
530000
Offering Purchase
0.353%
Broker
Bank of America
Underwriting Syndicate Members
Bank of America
Wachovia
BBT Capital
Citi


Fund
High Income Fund
Security
Express Scripts Inc
Advisor
EIMCO
Transaction Date
6/4/2009
Cost
520000
Offering Purchase
0.001%
Broker
Credit Suisse
Underwriting Syndicate Members
Credit Suisse
JP Morgan Securities
Wachovia
Citi




Fund
High Income Fund
Security
RITE AID CORP
Advisor
EIMCO
Transaction Date
6/8/2009
Cost
535000
Offering Purchase
0.133%
Broker
Salomon
Underwriting Syndicate Members
Salomon
Wachovia
Bank of America
Citi

Fund
High Income Fund
Security
Penn Virginia Corp
Advisor
EIMCO
Transaction Date
6/10/2009
Cost
520000
Offering Purchase
0.017%
Broker
JP Morgan Securities
Underwriting Syndicate Members
JP Morgan Securities
Wachovia
Barclays Capital
Bank of America



Fund
High Income Fund
Security
International Game Technology
Advisor
EIMCO
Transaction Date
6/10/2009
Cost
520000
Offering Purchase
0.104%
Broker
Goldman Sachs
Underwriting Syndicate Members
Goldman Sachs
Wachovia
Bank of America
Morgan Stanley





Fund
High Income Fund
Security
Limited Brands Inc 8.5 06/15/2019
Advisor
EIMCO
Transaction Date
6/16/2009
Cost
960000
Offering Purchase
0.192%
Broker
JP Morgan Securities
Underwriting Syndicate Members
JP Morgan Securities
Wachovia
Bank of America
Citi





Fund
High Income Fund
Security
Cinemark USA Inc
Advisor
EIMCO
Transaction Date
6/16/2009
Cost
260000
Offering Purchase
0.055%
Broker
Barclays Capital
Underwriting Syndicate Members
Barclays Capital
Wachovia
Deutsche Bank Securities
Morgan Stanley


Fund
High Income Fund
Security
Fortune Brands Inc
Advisor
EIMCO
Transaction Date
6/9/2009
Cost
1300000
Offering Purchase
0.260%
Broker
Barclays Capital
Underwriting Syndicate Members
Barclays Capital
Wachovia
Credit Suisse
JP Morgan Securities

Fund
High Income Fund
Security
Lorillard Tobacco Co
Advisor
EIMCO
Transaction Date
6/18/2009
Cost
1305000
Offering Purchase
0.174%
Broker
Barclays Capital
Underwriting Syndicate Members
Barclays Capital
Wachovia
JP Morgan Securities
Goldman Sachs


Fund
High Income Fund
Security
Magellan Midstream Partners LP
Advisor
EIMCO
Transaction Date
6/19/2009
Cost
325000
Offering Purchase
0.108%
Broker
JP Morgan Securities
Underwriting Syndicate Members
JP Morgan Securities
Wachovia
Bank of America


Fund
High Income Fund
Security
Apria Healthcare Group Inc
Advisor
EIMCO
Transaction Date
6/25/2009
Cost
95000
Offering Purchase
0.130%
Broker
Goldman Sachs
Underwriting Syndicate Members
Goldman Sachs
Wachovia
Barclays Capital


Fund
High Income Fund
Security
RSC Equipment Rental 10 07/15/2017
Advisor
EIMCO
Transaction Date
6/26/2009
Cost
1760000
Offering Purchase
0.440%
Broker
Deutsche Bank Securities
Underwriting Syndicate Members
Deutsche Bank Securities
Wachovia


Fund
High Income Fund
Security
Bill Barrett Corp
Advisor
EIMCO
Transaction Date
6/30/2009
Cost
530000
Offering Purchase
0.212%
Broker
Bank of America
Underwriting Syndicate Members
Bank of America
Wachovia
Morgan Stanley


Fund
High Income Fund
Security
Cytec Industries Inc
Advisor
EIMCO
Transaction Date
6/30/2009
Cost
705000
Offering Purchase
0.002%
Broker
Salomon
Underwriting Syndicate Members
Salomon
Wachovia
Goldman Sachs